UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 1, 2008

       UOMO Media Inc.

(Exact name of registrant as specified in its charter)

Nevada

333-131621

20-1558589

(State or other jurisdiction

(Commission

(IRS Employer

 of incorporation)

File Number)

Identification No.)

161 Bay St. 27th Floor, Toronto, Ontario, Canada

M5J 2S1

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code               (416) 214-1516

____________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 1, 2008, we entered into a Deal Memorandum for an exclusive management agreement with Redzone Entertainment, Inc. The agreement provides that UOMO Media Inc. is to provide management services to Redzone Entertainment, Inc. in exchange for a commission of gross revenues.  The term of the agreement commences immediately as of February 1, 2008 and the initial term is for 2 years.  The agreement automatically renews for 1-year periods following the initial term.

The Deal Memorandum Agreement between Redzone Entertainment, Inc. and UOMO Media Inc. is filed as Exhibit 10.1 to this report, incorporated herewith.

On February 5, 2008, the Company issued a press release announcing the signing of the exclusive management agreement. A copy of the press release is attached as Exhibit 99.1 hereto, the contents of which are furnished in its entirety.

This report may contain forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including: our ability to continue as a going concern, the various interrelationships between our officers and directors which may cause conflicts of interest, amendments to current regulations adversely affecting our business, results of operations and prospects, our ability to raise additional capital, that we do not carry insurance and we may be subject to significant lawsuits which could significantly increase our expenses, and such other risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission.  Although we believe the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 7.01 Regulation FD Disclosure

On February 5, 2008, UOMO Media Inc. issued a press release announcing the signing of an exclusive management agreement with Redzone Entertainment, Inc., which is more fully described in Item 1.01 above. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description

10.1

Deal Memorandum Agreement between Redzone Entertainment, Inc. and UOMO Media Inc., dated February 1, 2008.

99.1

Press Release dated February 5, 2008, announcing signing of International Management Deal with Redzone Entertainment, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UOMO Media Inc.

(Registrant)

Date: February 6, 2008

/s/ Camara Alford

 (Signature)

Name: Camara Alford

Title: Chief Executive Officer